Exhibit 99.1
Vaxxinity Appoints Jason Pesile as SVP,

Finance & Accounting, and George Hornig to
Board of Directors
DALLAS,

Texas, January

4, 2022

(GLOBE

NEWSWIRE)

– Vaxxinity, Inc.

(Nasdaq:

VAXX), a
U.S. company

pioneering

the development

of a new

class of

immunotherapeutic

vaccines,

today
announced

the appointment

of Jason

Pesile,

MBA, CPA,

as Senior

Vice President,

Finance

&
Accounting.

The Company

also announced

today

the appointment

of George

Hornig,

Chairman

of
Xometry,

to its

Board of

Directors.
Mr. Hornig

will be

the new

independent

director

to chair

the Audit

Committee,

with current

Board
members

Greg Blatt

and Peter

Diamandis

moving

to chair

the Compensation

Committee

and
Nominating

and Governance

Committee,

respectively.
“We are

thrilled

to welcome

Jason

to our

management

team and

George

to the

Vaxxinity Board,”
said Mei

Mei Hu,

Chief Executive

Officer

of Vaxxinity.

“Jason

is a well-regarded

financial

industry
leader with

expertise

managing

financial

functions

within

the biopharmaceutical

sector

and will
undoubtedly

help us

operationally

as we

continue

advancing

multiple

vaccine

candidates

through
clinical

development.

The addition

of George

to our

Board of

Directors

further

strengthens

our
leadership

team by

bringing

nearly

40 years

of senior

executive-level

experience

at large,

global
financial

institutions

to Vaxxinity.”
Mr. Pesile is a seasoned finance executive with 20 years of experience in the biopharmaceutical space and most recently served as Vice President Finance, Corporate Controller at
BeyondSpring Pharmaceuticals.

He has worked at multiple biopharma companies in the past

10
years, where he led various aspects of financial operations,

including accounting, financial
reporting, audit and financial planning. Earlier in his career, Jason worked in management consulting and as a global project manager at Schering-Plough and

Merck focused on post-
merger integration. Jason graduated from the Wharton School of the

University of Pennsylvania
with a B.S. degree in Finance and holds an MBA from Columbia Business

School. He is a
certified public accountant in the State of New Jersey.
Mr. Hornig

is currently

Chairman

of Xometry

(Nasdaq:

XMTR),

an AI-driven

platform

for on-
demand

manufacturing

of industrial

parts,

and Co-Chairman

(and Audit

Chairman)

of Healthwell
Acquisition

Corp.,

a special

purpose

acquisition

company. Mr. Hornig

is also

Managing

Partner

and
Co-Founder

of The

Seed Lab,

an early-stage

venture

fund. From

2010-2016,

Mr. Hornig

was
Senior

Managing

Director

and COO

of PineBridge

Investments

(formerly

AIG Investment
Management).

Prior

to joining

PineBridge,

Mr. Hornig

spent 11 years

at Credit

Suisse

Asset
Management

as Managing

Director

and Global

COO. From

1993-1999,

Mr. Hornig

was Executive
Vice President

of Deutsche

Bank Americas.

Earlier

in his

career

Mr. Hornig

was Managing

Director
and COO

of Wasserstein

Perella

& Co.,

worked

in the

M&A group

of First

Boston

and was

an
Associate

with the

law firm

of Skadden,

Arps,

Slate,

Meagher

& Flom

LLP.

During

his career,

Mr.
Hornig

has served

as a Director

of Forrester

Research,

Unity

Mutual

Life, Veridian

Group,

KBL
Merger

Corp IV, Office

Tiger, Daily Candy

and Merchants

Preferred.

Mr. Hornig

received

his A.B.,
J.D. and

M.B.A.

from Harvard

University.

About Vaxxinity
Vaxxinity,

Inc. is purpose-driven biotechnology company committed to democratizing healthcare across the globe. The company is pioneering a new class of synthetic,

peptide-based
immunotherapeutic vaccines aimed at disrupting the existing treatment paradigm for chronic
disease, increasingly dominated by monoclonal antibodies, which suffer from prohibitive costs
and cumbersome administration. The company’s proprietary technology platform has enabled
the innovation of novel pipeline candidates designed to bring the efficiency of vaccines to the
treatment of chronic diseases, including Alzheimer’s, Parkinson’s,

migraine, and
hypercholesterolemia. The technology is also implemented as

part of a COVID-19 vaccine
program. Vaxxinity has optimized its pipeline to achieve a potentially historic, global impact on human health.
Forward-looking Statement
This press release includes forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995. The use of certain words,

including "believe," "may,"
“continue,” “advancing,” “potentially,” and "will" and similar expressions, are intended to identify forward-looking statements. These forward-looking statements involve substantial risks and
uncertainties, including statements that are based on the current expectations and assumptions
of Vaxxinity’s management about the development of a new class of immunotherapeutic vaccines and the innovation and efficacy of Vaxxinity’s product candidates. Various important factors could cause actual results or events to differ materially from those that may be
expressed or implied by our forward-looking statements. Additional important factors to be
considered in connection with forward-looking statements are described in the "Risk Factors"
section of the Company's Quarterly Report on Form 10-Q filed with the Securities and Exchange
Commission on December 23, 2021. The forward-looking statements are made as of this date
and Vaxxinity does not undertake any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise,

except as required by law.
Investor Contact
Claudia Styslinger

vaxxinity@argotpartners.com
Press Contact
Philip Cowdell
media@vaxxinity.com